Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Significant Accounting Policies
3.	Significant Accounting Policies

The significant accounting policies applied by the Group in preparing its consolidated financial statements are set out below. The accounting policies have been applied consistently, except for effect of new and amended standards and interpretations of IFRS, to all periods presented in these consolidated financial statements. Refer to (30) New and Amended Standards and Interpretations for the impacts of the adoption of new and revised IFRSs issued by the IASB that are mandatorily effective for the accounting period that begins on or after January 1, 2018 on the Group’s annual consolidated financial statements as of December 31, 2017 and 2018, and for the years ended December 31, 2016, 2017 and 2018.

(1)	Basis of Consolidation

The consolidated financial statements include the accounts of the Group, which are directly or indirectly controlled. Control is generally conveyed by ownership of the majority of voting rights. The Group controls an entity when the Group has power over the entity, is exposed, or has rights, to variable returns from the involvement with the entity and has the ability to affect those returns through its power over the entity.

When necessary, adjustments are made to the financial statements of subsidiaries to bring their accounting policies in line with the Group’s accounting policies. If the end of the reporting period of a subsidiary differs from that of the Company, the subsidiary prepares, for the purpose of preparing consolidated financial statements, additional financial statements as of the same date as the consolidated financial statements of the Group.

Non-controlling interest in a subsidiary is accounted for separately from the parent’s ownership interests in a subsidiary. Profit or loss and each component of other comprehensive income are attributed to the shareholders of the parent and non-controlling interest, even if this results in the non-controlling interest having a deficit balance. A change in the ownership interest of a subsidiary, without a loss of control, is accounted for as an equity transaction. Any difference between the adjustment to the non-controlling interest and the fair value of the consideration paid or received is recognized directly in shareholders’ equity as “equity attributable to the shareholders of the Company”.

On February 12, 2016, the board of directors approved the abandonment of the MixRadio service (“MixRadio”) segment. The operation of the MixRadio business was classified as a discontinued operation on March 21, 2016, when the abandonment took effect.

Intercompany balances and transactions have been eliminated upon consolidation.

(2)	Basis of Measurement

The consolidated financial statements have been prepared on a historical cost basis, except for financial instruments measured at fair value, which is the price that would be received to sell such financial instruments or paid to transfer the related liability in an orderly transaction between market participants at the measurement date.

(3)	Business Combinations

(a)	Business combinations

In accordance with IFRS 3 Business Combinations, each identifiable asset and liability is measured at its acquisition date fair value except for the following:

–	Deferred tax assets or liabilities which are recognized and measured in accordance with IAS 12 Income Taxes; and

–	Employee benefit arrangements which are recognized and measured in accordance with IAS 19 Employee Benefits

Leases and insurance contracts are classified on the basis of the contractual terms and other factors at the inception of the contract or at the date of modification, which could be the acquisition date if the terms of the contract have been modified in a manner that would change its classification.

Contingent liabilities assumed in a business combination are recognized when such liabilities are present obligations and their fair value can be measured reliably.

The consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition-date fair values of the assets transferred by the acquirer, the liabilities incurred by the acquirer to former owners of the acquiree and the equity interests issued by the acquirer. Acquisition-related costs are costs the acquirer incurs to effect a business combination. Those costs include finder’s fees; advisory, legal, accounting, valuation and other professional or consulting fees; general administrative costs, including the costs of maintaining an internal acquisitions department; and costs of registering and issuing debt and equity securities. Acquisition-related costs, other than those associated with the issue of debt or equity securities, are expensed in the periods in which the costs are incurred and the services are received.

The Group measures goodwill at the acquisition date as:

–	the fair value of the consideration transferred; plus

–	the recognized amount of any non-controlling interest in the acquiree; plus

–	if the business combination is achieved in stages, the fair value of the pre-existing equity interest in the acquiree; less

–	the net recognized amount (generally fair value) of the identifiable assets acquired and liabilities assumed.

Subsequent to initial recognition, goodwill is measured at cost less any accumulated impairment losses.

(b)	Business combinations under common control

A business combination involving entities or businesses under common control is a business combination in which all of the combining entities or businesses are ultimately controlled by the same party or parties both before and after the business combination, and in which control is not transitory. The Group has accounted for the acquisition of business combination under common control based on the carrying amounts recorded in the consolidated financial statements of the acquired companies. The financial statements of acquired companies have been retrospectively consolidated as part of the Group’s consolidated financial statements as if the acquisition of acquired companies had occurred on the date of its original acquisition by the common control group, regardless of the actual date of acquisition by the Group.

(4)	Associates and Joint Arrangements

(a)	Associates

An associate is an entity in which the Group has significant influence, but not control, over the entity’s financial and operating policies. Significant influence is presumed to exist when the Group holds between 20% and 50% of the voting power of another entity, unless it can be clearly demonstrated that it is not the case.

The Group’s investments in associates are accounted for using the equity method. Under the equity method, the investment in an associate is initially recognized at cost and the carrying amount is adjusted to recognize the Group’s share of the profit or loss and changes in equity of the associate after the date of acquisition. Gains and losses from transactions between the Group and its associates are eliminated to the extent of the Group’s interest in the associates. Intra-group losses are recognized as an expense if intra-group losses indicate an impairment that requires recognition in the consolidated financial statements.

If an associate uses accounting policies different from those of the Group for like transactions and events in similar circumstances, appropriate adjustments are made to its financial statements in applying the equity method.

When the Group’s share of losses exceeds its interest in associates, the carrying amount of that interest, including any long-term investments, is reduced to nil and the recognition of further losses is discontinued.

(b)	Joint arrangements

A joint arrangement is an arrangement in which two or more parties have joint control. The classification of a joint arrangement as a joint operation or a joint venture depends upon the rights and obligations of the parties to the arrangement.

Joint operations are joint arrangements whereby the parties that have joint control of the arrangement have rights to the assets, and obligations for the liabilities, relating to the arrangement. The Group accounts for the assets, liabilities, revenues and expenses relating to its interest in joint operations in accordance with the IFRSs applicable to the particular assets, liabilities, revenues and expenses.

Joint ventures are joint arrangements whereby the parties that have joint control of the arrangement have rights to the net assets of the arrangement. Joint ventures are accounted for using the equity method.

(5)	Foreign Currencies

(a)	Foreign currency transactions

Transactions in foreign currencies are translated to the respective functional currencies of Group entities at exchange rates at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are retranslated to the functional currency using the reporting date’s exchange rate. Non-monetary assets and liabilities denominated in foreign currencies that are measured at historical cost are translated using the exchange rate at the date of the initial transactions. Non-monetary assets and liabilities denominated in foreign currencies that are measured at fair value are retranslated to the functional currency at the exchange rate at the date that the fair value was determined.

Foreign currency differences arising on retranslation are recognized in profit or loss, except for differences arising on the retranslation of equity instruments at FVOCI which are recognized in other comprehensive income.

(b)	Foreign operations

If the presentation currency of the Group is different from a foreign operation’s functional currency, the financial statements of the foreign operation are translated into the presentation currency using the following methods:

The assets and liabilities of foreign operations, whose functional currency is not the currency of a hyperinflationary economy, are translated to presentation currency at exchange rates at the reporting date. The income and expenses of foreign operations are translated to the presentation currency at the average foreign exchange rates for the reporting period. Foreign currency differences are recognized in other comprehensive income.

When a foreign operation is disposed of, the relevant amount after the translation is reclassified to profit or loss as part of profit or loss on disposal. In the event that a partial disposal does not lead to a loss of control in a subsidiary that includes a foreign operation, the relevant proportion of such cumulative amount is reattributed to non-controlling interest. For partial disposals that involve the loss of control in a foreign operation, the relevant proportion is reclassified to profit or loss.

(6)	Cash and Cash Equivalents

Cash and cash equivalents comprise cash on hand, demand deposits, and short-term investments with maturity dates that are within three months from the purchase dates. Such investments are highly liquid and readily convertible to known amounts of cash. Cash and cash equivalents are subject to an insignificant risk of changes in value, and are used by the Group in managing its short-term commitments.

(7)	Financial Assets

(a)	Classification of financial assets

Based on the Group’s business model for managing the financial assets and the characteristics of contractual cash flow of the financial assets, the Group classifies the financial assets by following categories. Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.

i.	Financial assets at amortized cost

Financial assets measured at amortized cost are debt instruments whose contractual cash flows represent solely payments of principal and interest on the principal amount outstanding, and which are held within a business model whose objective is achieved solely by collecting contractual cash flows.

ii.	Financial assets at fair value through other comprehensive income

Financial assets measured at fair value through other comprehensive income are debt instruments whose contractual cash flows represent solely payments of principal and interest on the principal amount outstanding, and which are held within a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets, and equity instruments which the Group has made an irrevocable election at the time of initial recognition to account for the equity instruments at fair value through other comprehensive income. The Group made irrevocable election to classify all equity investments (other than those which are accounted for as affiliates under equity method or consolidated) as financial assets measured at FVOCI.

iii.	Financial assets at fair value through profit or loss

Financial assets measured at fair value through profit or loss are the financial assets that are not classified as financial asset at amortized cost or financial assets at fair value through other comprehensive income.

(b)	Measurement of financial assets

i.	Initial measurement

At initial recognition, the Group measures financial assets at the fair value. Financial assets not classified as financial assets at fair value through profit or loss are measure at fair value, including any transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets measured at fair value through profit or loss are expensed in profit or loss.

ii.	Subsequent measurement

Debt instruments:

(i)	Financial assets at amortized cost

The financial assets at amortized cost are measured at amortized cost using the effective interest method, and related interest income are included in finance income. When the financial asset is derecognized, the difference between amortized cost and consideration received is recognized in profit or loss. When there are changes in the amount of expected credit loss of the financial asset, an impairment gain or loss is recognized in profit or loss.

(ii)	Fair value through other comprehensive income (“FVOCI”)

Subsequent to initial recognition, financial assets are measured at fair value and gains or losses arising from changes in the fair value are recorded in other comprehensive income whereas related interest income and foreign exchange gains or losses are recognized in profit or loss. The Group recognizes impairment gain or loss due to expected credit loss in profit or loss. When debt investments are derecognized, the cumulative gains or losses previously recognized in other comprehensive income are reclassified to profit or loss.

(iii)	Fair value through profit or loss

Subsequent to initial recognition, financial assets are measured at fair value. Gains or losses on debt instruments are recognized in profit or loss.

Equity instruments:

Where the Group has irrevocably elected to designate equity instruments as financial assets measured at fair value through other comprehensive income, any changes in the book value resulting from fair value measurement are recognized as other comprehensive income. There is no subsequent reclassification of cumulative gains or losses previously recognized in other comprehensive income to profit or loss. The accumulated other comprehensive income of the equity instruments measured at FVOCI on which the Group made an irrevocable election are transferred to retained earnings, when such equity instruments are sold. Where the Group has not elected to designate equity instruments as financial assets measured at fair value through other comprehensive income, any changes in the book value resulting from fair value measurement are recognized in profit or loss.

Dividends from equity instruments are recognized in profit or loss as “Other operating income” when the Group’s right to receive payments is established.

(c)	Derivative financial instruments

The Group may use derivative financial instruments, such as exchange forward contracts to hedge its foreign exchange risk. Such derivative financial instruments are initially recognized at fair value on the date on which a derivative contract is entered into and are subsequently re-measured at fair value. Any gains or losses arising from changes in the fair value of derivatives are recognized in profit or loss. Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative.

(d)	Derecognition of a financial asset

The Group derecognizes a financial asset when the contractual rights to the cash flows from the asset expire, or it transfers the rights to receive the contractual cash flows on the financial asset in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred. Any interest in transferred financial assets that is created or retained by the Group is recognized as a separate asset or liability. If the Group retains substantially all the risks and rewards of ownership of the transferred financial assets, the Group continues to recognize the transferred financial assets and recognizes financial liabilities for the consideration received.

(8)	Financial Liabilities

The Group recognizes financial liabilities in the Consolidated Statements of Financial Position when the Group becomes a party to the contractual provisions of the financial liability. At the date of initial recognition, financial liabilities are measured at fair value, net of transaction costs. Subsequent to initial recognition, financial liabilities are measured at amortized cost using the effective interest method.

The Group derecognizes financial liabilities from the Consolidated Statements of Financial Position when it is extinguished (i.e. when the obligation specified in the contract is discharged, canceled or expires).

For convertible bonds, at initial recognition, the book value of the liability component of the bond is the fair value of discounted future cash flows of the bond at a rate of similar debt instruments taking into account the Company’s credit risk excluding the transaction costs from issuing the bond. After the initial recognition, the liability component is measured at amortized cost using the effective interest method. The difference between the fair value of the entire convertible bond and the fair value of the liability component is allocated to the conversion option. The difference is recognized as the equity component at the amount excluding the transaction costs as well as income taxes and is not remeasured subsequently.

(9)	Inventories

Inventories, consisting of merchandise for resale, are stated at the lower of cost and net realizable value. Cost is determined on a first-in, first-out (”FIFO”) basis. Net realizable value is determined based on the estimated selling price, less costs to sell.

(10)	Share Capital

Common shares are classified as equity. Incremental costs directly attributable to the issue of common shares and stock options are recognized as a deduction from equity, net of any tax effects.

(11)	Treasury Shares

Treasury shares are measured at costs and deducted from equity. No gain or loss is recognized on the purchase, sales, or cancellation of the Company’s treasury shares. The difference between the book value and consideration received at the times of sales is recognized in equity.

(12)	Property and Equipment

Property and equipment are measured and recognized at cost, net of accumulated depreciation and/or accumulated impairment losses, if any. Cost includes any other costs directly attributable to bring the assets to a working condition for their intended use and the costs of dismantling and removing the assets and restoring the site on which they are located.

The cost of replacing a part of property and equipment is included in the carrying amount of the asset or recognized as a separate asset, as necessary, if it is probable that the future economic benefits embodied within the part will flow into the Group and if the cost can be reliably measured. Accordingly, the carrying amount of the replaced part is derecognized. The costs of day to day servicing of property and equipment are recognized in profit or loss as incurred.

Land and assets held within construction-in-progress are not depreciated. Depreciation of property and equipment is computed using the straight-line method based on the depreciable amount of the assets over their respective useful lives as provided below. A component that is significant compared with the total cost of an item of property and equipment is depreciated separately over its useful life.

Gains or losses arising from the derecognition of an item of property and equipment are determined as the difference between the net disposal proceeds, if any, and the carrying amount of the item and recognized in other operating income or expenses.

The estimated useful lives for the years ended December 31, 2016, 2017 and 2018 are as follows:

Estimated useful lives (years)
Equipment (mainly consist of servers)	3–5
Furniture and fixtures	3–5
Others	3–5

Depreciation methods, useful lives and residual values are reviewed at each fiscal year-end and adjusted, as appropriate, if expectations differ from previous estimates. The change is accounted for as a change in an accounting estimate.

(13)	Borrowing Costs

The Group capitalizes borrowing costs directly attributable to the acquisition, construction or production of a qualifying asset as part of the cost of that asset. Other borrowing costs are expensed as incurred. A qualifying asset is an asset that requires a substantial period of time to get ready for its intended use or sale.

To the extent that the Group borrows funds specifically for the purpose of obtaining a qualifying asset, the Group determines the amount of borrowing costs eligible for capitalization as the actual borrowing costs incurred on that borrowing during the period less any investment income on the temporary investment of those borrowings.

To the extent that the Group borrows funds generally and uses them for the purpose of obtaining a qualifying asset, the Group shall determine the amount of borrowing costs eligible for capitalization by applying a capitalization rate to the expenditures on that asset, which is the effective interest rate of the general borrowing. The capitalization rate shall be the weighted average of the borrowing costs applicable to the borrowings of the Group that are outstanding during the period, other than borrowings made specifically for the purpose of obtaining a qualifying asset. The amount of borrowing costs that the Group capitalizes during a period shall not exceed the amount of borrowing costs incurred during that period. No borrowing costs were capitalized during the years ended December 31, 2016, 2017 and 2018.

(14)	Intangible Assets

Intangible assets are initially measured at cost, and carried at cost less accumulated amortization and accumulated impairment losses after initial recognition.

Within intangible assets with finite lives, customer relationships are amortized by the declining balance method and other intangible assets with finite lives are amortized using the straight-line method over the useful lives of the respective assets as provided below. Intangible assets with finite lives are assessed for impairment whenever there is an indication that the intangible asset may be impaired. The residual value of intangible assets is assumed to be zero.

The estimated useful lives for the intangible assets with finite lives for the years ended December 31, 2016, 2017 and 2018 are as follows:

Estimated useful lives (years)
Software	2–10
Customer relationships	7
Domain name	20
Others	1–10

The amortization periods and methods for intangible assets with finite useful lives are reviewed at each fiscal year-end. If expectations differ from previous estimates, the changes will be accounted for as a change in an accounting estimate.

Research and development

Expenditures on research activities, undertaken with the prospect of gaining new scientific or technical knowledge and understanding, are recognized in profit or loss as incurred. Development expenditures are capitalized only if development costs can be measured reliably, the product or process is technically and commercially feasible, future economic benefits are probable, and the Group intends to and has sufficient resources to complete development and to use or sell the asset. Other development expenditures are recognized in profit or loss as incurred.

No significant development expenditure was capitalized for the years ended December 31, 2016, 2017 and 2018.

(15)	Leases

Lease Transactions

The determination of whether an arrangement is, or contains, a lease is based on the substance of the arrangement at the inception date. In the event that fulfillment of the arrangement is dependent on the use of specific assets or the arrangement transfers a right to use the asset, such assets are defined as a lease transaction.

(a)	Finance Leases

Leases that transfer substantially all risks and benefits of ownership of the leased item to the lessee are classified as finance leases.

Group as lessee

Finance leases are capitalized at the lease’s commencement at the lower of the fair value of the leased property and the present value of the minimum lease payments. The discount rate to be used in calculating the present value of the minimum lease payments is the interest rate implicit in the lease, if this is practicable to determine; if not, the lessee’s incremental borrowing rate shall be used. The minimum lease payments are apportioned between finance charges and reduction of the lease liability so as to achieve a constant rate of interest on the remaining balance of the liability. A leased asset is depreciated over the shorter of the estimated useful life of the asset or the lease term.

(b)	Operating Leases

All lease arrangements, except finance leases that have been capitalized in the Consolidated Statements of Financial Position, are classified as operating leases.

Group as lessee

For operating lease transactions, lease payments are recognized as an expense using the straight-line method over the lease term in the Consolidated Statements of Profit or Loss.

Group as lessor

The Group had cancelable lease contracts related to servers, data storage, network equipment, personal computers and software with third parties for the years ended December 31, 2016, 2017 and 2018. The leased assets are included in ”Property and equipment” in the Consolidated Statements of Financial Position and are depreciated over their expected useful lives on a basis consistent with similar assets included in property and equipment. Income from operating leases (net of any incentives given to the lessee) is recognized on a straight-line basis over the lease term.

(16)	Impairment of Financial Assets

The Group assesses the expected credit losses associated with its debt instruments measured at amortized cost and FVOCI. The impairment methodology used for estimating expected credit losses depends on whether there has been a significant increase in credit risk after the initial recognition. The Group measures the expected credit losses for the debt instruments measured at amortized cost and FVOCI for which there have been no significant increase in credit risk at the amount equal to twelve-month expected credit losses at the reporting date. For the financial assets measured at amortized cost and FVOCI for which there have been significant increase in credit risk, the Group measures the expected credit losses at the amount equal to the lifetime expected credit losses. The Group uses default ratio calculated based on historical default data of corporate bond ratings in Japan to measure the twelve-month expected credit loss and the lifetime expected credit losses.

For trade receivables, the Group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from the initial recognition of the trade receivables. The expected credit risk of trade receivables are measured using the default ratio calculated based on the Group’s historical experiences on cash collection from trade receivables.

In calculating the expected credit losses, the Group may consider the following forward-looking information:

–	external credit rating (as far as available)

–	actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the borrower’s ability to perform its obligations

–	actual or expected significant changes in the operating results of the customer or the counterparty

–	significant increase in credit risk of the customer or the counterparty

(17)	Impairment of Non-Financial Assets

The Group’s non-financial assets, which include tangible assets and intangible assets with definite useful lives, but exclude deferred tax assets and non-current assets held for sale, are reviewed for impairment at the end of the reporting period to determine whether there is any indication of impairment. If any such indication exists, the asset’s recoverable amount is estimated. In addition, annual impairment tests are performed for goodwill and intangible assets with indefinite useful lives.

If it is impossible to measure the individual recoverable amount of an asset, then the Group estimates the recoverable amount of the cash-generating unit (”CGU”). A CGU is the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. The recoverable amount of an asset or CGU is the greater of its value in use or its fair value less costs to sell. The value in use is estimated by applying a pre-tax discount rate to the estimated future cash flows expected to be generated by the asset or CGU. Such pre-tax discount rate reflects current market assessments of the time value of money and the risks specific to the asset or the CGU for which estimated future cash flows have not been adjusted.

An impairment loss is recognized if the carrying amount of an asset or a CGU exceeds its recoverable amount. Impairment losses are recognized in profit or loss. An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount. An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortization, if no impairment loss had been recognized.

Goodwill

Goodwill acquired in a business combination is, from the acquisition date, allocated to each CGU that is expected to benefit from the synergies arising from the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those units. A CGU to which goodwill has been allocated is tested for impairment annually, or more frequently when there is an indication that the unit may be impaired. If the recoverable amount of the CGU is less than its carrying amount, the impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the unit and then to the other assets of the unit pro rata based on the carrying amount of each asset in the unit. Impairment losses are recognized in profit or loss, and impairment losses recognized for goodwill are not reversed in subsequent periods. On disposal of the relevant CGU, the attributable amount of goodwill is included in the determination of the gain or loss on disposal.

(18)	Employee Compensation

(a)	Short-term employee compensation

Short-term employee compensations are employee compensations that are expected to be settled wholly before 12 months after the end of the annual reporting period in which the employees render the related service. The undiscounted short-term employee compensations are accounted for on an accrual basis over the period in which employees have provided the services.

(b)	Defined benefit plans

The Group has defined benefit plans for employees of subsidiaries located in Korea, Taiwan and Thailand. A defined benefit plan is a post-employment benefit plan other than a defined contribution plan. The Group’s obligation represents the estimated amount of future benefits that employees have earned in return for their services in the current and prior periods. The calculation is performed annually by an independent actuary using the projected unit credit method. The calculation is reviewed and approved by the management of the Group.

The assets or the liabilities relating to the defined benefit plans were recognized in the Consolidated Statement of Financial Position as the present value of obligations as of the reporting date, excluding the fair value of plan assets.

Current service cost is the increase in the present value of the defined benefit obligation resulting from employee service in the current period. Past service cost, which is the change in the present value of the defined benefits obligation for employee services in prior periods, resulting in the current period from the introduction of, or change to post-employment benefits, is recognized in full in profit or loss in the period in which the plan amendment occurs.

Remeasurement of the net defined benefit liability is mainly comprised of actuarial gains and losses resulting from experience adjustments and the effects of changes in actuarial assumptions. Experience adjustments are the effects of differences between the previous actuarial assumptions and what has actually occurred. The Group recognizes all remeasurements of the net defined benefit liability in other comprehensive income when incurred.

The discount rate used in the present valuation calculation is the yield at the reporting date on high-quality corporate bonds that have maturity dates approximating the terms of the Group’s obligations and that are denominated in the same currency in which the benefits are expected to be paid.

Net interest on the net defined benefit liability is determined by multiplying the net defined benefit liability by the discount rate noted above, taking account of any changes in the net defined benefit liability during the reporting period, as a result of contribution and benefit payments. Interest on the net defined benefit liability is recognized in profit or loss.

(c)	Defined contribution plans

The Group has defined contribution plans for employees of subsidiaries located in Korea. The contribution relating to the plans is recognized as expense when incurred.

(19)	Share-based Payments

The Group has granted stock options to directors and employees. The fair values of the stock options are measured at the grant dates. Compensation expenses related to stock options are recognized over the vesting period. Refer to Note 4 Significant Accounting Judgments, Estimates and Assumptions and Note 27 Share-based Payments for more details on the valuation methodology of stock options and the assumptions used in such valuation.

The Group has introduced equity-settled Employee Stock Ownership Plan (J-ESOP) and granted points to its employees based on the Group’s Regulations on Stock Compensation. The fair values of the points are measured at the grant date. Employee compensation expenses related to this plan are recognized over the vesting period. Refer to Note 27 Share-based Payments for more details on the valuation methodology of points and the assumptions used in such valuation.

The Group has introduced cash-settled Employee Stock Ownership Plan (J-ESOP) and granted points to its employees based on the Group’s Regulations on Stock Compensation. The fair values of the liabilities related to the points are measured at each reporting date. Employee compensation expenses related to this plan are recognized over the vesting period and changes to the fair value of the liabilities are recognized through profit or loss. Refer to Note 27 Share-based Payments for more details on the valuation methodology of points and the assumptions used in such valuation.

(20)	Marketing Expenses

The Group incurs marketing expenses to increase brand awareness and to promote the launch of new services. The Group’s marketing expenses are primarily related to advertising in mass media, namely television advertising and advertising on mobile applications, and expenses incurred for brand promotional events. Marketing personnel compensation expenses are not included in marketing expenses, and are recorded as part of the employee compensation expenses. Expenditures related to marketing activities are recognized as expenses when incurred.

(21)	Provisions

Provisions are recognized when the Group has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

There are uncertainties about the amount and timing of the cash outflows related to provisions. The risks and uncertainties that inevitably surround events and circumstances are taken into account in reaching the best estimate of a provision. Where the effect of the time value of money is material, provisions are determined at the present value of the expected future cash flows.

The Group’s provisions mainly consist of provisions for restoration obligations for leased property, and provisions for the licensing expense payable to the third-party partners upon redemption of virtual credits and LINE points granted without charge upon exchange of virtual items by customers in the future.

Provisions are reviewed at the end of each reporting period and adjusted to reflect the current best estimates. If it is no longer probable that an outflow of resources embodying economic benefits will be required to settle the obligation, the provision is reversed.

A provision may only apply to expenditures for which the provision was originally recognized.

(22)	Revenue

The Group mainly operates a cross-platform messenger application, “LINE”, and provides other services including advertising services, sales of communication and content, and LINE character related merchandise sales. Advertising services are provided on the LINE platform through advertising products such as LINE Official Accounts and Sponsored Stickers, as well as the Group’s web portals, livedoor and NAVER Matome. Sales of communication and contents are primarily made to end users in the form of communication products such as LINE Stickers, and contents such as LINE Games. Refer to Note 5 Segment Information for more details on product lines and services provided.

The Group recognizes revenues associated with the transactions by reference to the stage of completion of the transactions at the end of the reporting period. Determination of the stage of completion for the different revenue streams is described below. Revenue is measured at the fair value of the consideration of services provided in the ordinary course of business, less applicable sales and other taxes, where appropriate.

Contract Liability

The Group’s contract liabilities consist of unsatisfied performance obligations and virtual credits arising from advertising services, communication and content sales.

Virtual Credits

Virtual credits, which are the prepaid payment instruments may be purchased with credit cards or cash. Depending on the type of service, end users may make payments using cash, credit cards or the virtual credits issued by the Group. Most of the end-user purchases are processed through payment processing service providers such as Apple App Store and Google Play. A processing fee is charged by the payment processing service providers for each transaction processed which are recognized as “payment processing and licensing expenses” on the Group’s Consolidated Statements of Profit or Loss. Upon the initial sales of the Group’s virtual credits, the Group records proceeds received as contract liabilities on the Consolidated Statements of Financial Position. As prescribed in the terms and conditions between the Group and end users, the Group’s virtual credits are not refundable. However, in the event that the Group discontinues its operations, the Japanese Payment Services Act (Act No. 59 of 2009, the “Payment Services Act”) may require the Group to refund the advances received to the end users. When virtual credits are redeemed for the purchase of the virtual items within each services in the Group by users, balances of the end users’ virtual credits may be reduced by the price of the purchase, and the related contract liabilities are reclassified to revenues over the applicable revenue recognition periods, as described in the following paragraphs. The total amount of revenues recognized is ultimately equivalent to the gross amount of consideration paid by the end users.

Core Business

(i)	Advertising

The Group’s advertising services mainly consist of accounts advertising, display advertising and other advertising such as web portals.

Accounts advertising

Accounts advertising mainly includes LINE Official Accounts, LINE Sponsored Stickers and LINE Point Ads services.

LINE Official Accounts enable commercial and other advertisers to send messages directly to LINE users who have added the business as a friend. The performance obligation of the Group to advertisers is to maintain the LINE Official Account through the contract period and enable end users to send messages to the LINE Official Accounts at any time during the contract period. Accordingly, the Group recognizes the LINE Official Accounts subscription revenues on a straight-line method over the advertising contract period. In addition, advertisers with LINE Official Accounts may offer Sponsored Stickers to LINE users, who may download them for free. In the LINE Sponsored Stickers contract, only the advertisers are obligated to pay the Group consideration for Sponsored Stickers services, and end users that use Sponsored Stickers do not pay any consideration to the Group, directly or indirectly. Therefore, the Group has determined that only the advertisers are considered “customers”. The performance obligation of the Group to advertisers is to make Sponsored Stickers available to the users for their use at any time over the contract period. Accordingly, the Group recognizes revenues on a straight-line method over the contract period.

The LINE Point Ads service is a pay-per-action advertising service offered by the Group. Advertisers pay the Group a predetermined fixed fee per specific action taken by end users, such as the successful downloading of an application or viewing of a commercial. In exchange, the Group publishes the applications or commercials produced by the advertisers on the LINE platform, and issues LINE Points to the end users without charge. The Group has determined that only the advertisers are customers for LINE Point Ads services because only the advertisers pay the transaction consideration to the Group for the advertising services the Group provides and the users who receive LINE Points, do not pay any transaction prices directly or indirectly. For this situation, the Group considers its performance obligation in its contract with its customers (i.e. the advertiser), as its advertisement services which includes issuing LINE Points to users who have taken specific actions agreed with advertisers since the Group does not have any obligations toward the advertisers to manage LINE Points or to provide users other services in exchange for the LINE Points. As a result, the Group recognizes revenue at the time LINE Points are issued to users as the Group’s performance obligation toward the advertisers is satisfied upon issuance of LINE points. For the LINE points granted without charge to the users, the Group recognizes the expenses as provisions at the same time as LINE points are issued.

Until the year ended December 31, 2017 and prior to the adoption of IFRS 15, the Group recognized revenue from LINE Point Ads service in the period in which an end user takes the action the advertisers contracted for, excluding the portion of revenue attributable to the LINE Points issued by the Group. The portion of the revenue attributable to LINE Points was measured at the fair value of LINE Points. Revenue related to unused LINE Points at the end of the reporting period was deferred, while revenue related to the redeemed LINE Points was recognized in accordance with the revenue recognition policy for the virtual item purchased. The fair value of LINE points is estimated based on the amount required for a user to settle a transaction.

Display Advertising

Display advertising mainly consists of Timeline and LINE NEWS. The Group has contractual relationships with advertisers for which it provides the Group with rights to receive compensation based on specific actions by users such as impressions, views, and clicks. The Group’s performance obligation is to present the advertisement to users at any given time. The display advertising revenues are recognized when such actions specified the contract are fulfilled.

Other Advertising

Other advertising services mainly consist of job listing and web portal advertising. The Group’s performance obligation is to publish advertisements and/or presenting the advertisements to users. Revenues from such advertising services are recognized over the advertising contract periods on a straight-line method if the contract is for a certain period of time. If the advertising contract includes the rights to receive payments based on specific actions such as impressions, views and clicks, the Group recognizes revenue under such specific actions under the contract are fulfilled.

For advertising services such as LINE Official Accounts, an advertising agency may be involved to obtain contracts from customers and provide, on behalf of the Group, services to customers such as formatting advertisement publications to comply with the Group’s specification or standards of advertisement publications. Since the service provided by an advertising agency is provided to customers based on the Group’s specification or standards of advertisement publication, the Group determined that the Group controls the service provided by the advertising agency and thus the Group is the principal in the transaction. The Group recognizes revenue based on the total consideration received from a customer, including the consideration payable for the service provided by the advertising agency.

Moreover, in considering that the consideration payable for the aforementioned services provided by the advertising agency is the cost arising in relation to the contract with the advertiser as a customer, the Group recognizes costs of contract which consist of consideration payable to the advertising agency as an asset and such costs are expensed as related revenues are recognized. If the advertising contract is renewed at the end of the original term, another consideration payable to the advertising agency will be recognized, and such cost will be expensed during the period that related revenue of the advertising contract is recognized.

(ii)	Communication

Communication includes primarily LINE Stickers, LINE Creator Stickers and emoji (collectively, “the Stickers”). The Stickers are emoticons that end users may purchase and use in instant messaging. Payments may be made with cash, virtual credits, LINE Points or credit cards.

When virtual credits are redeemed for the purchase of the Stickers, the end users’ virtual credits balances are reduced by the price of the purchase, and the virtual credits redeemed are recognized as revenues over the estimated usage period for the Stickers. The Group acts as a principal in providing the Stickers to end users. The Group determines that Stickers are a similar to the concept of a service of standing ready. The performance obligation of the Group to the customers which are the users who purchased the Stickers is to make the Stickers available to the users for their use at any given time. Accordingly, the users receive the benefit of the services and consume such services as the Group makes the Stickers available to the users for their use. Therefore, the Group determines that its performance obligation is satisfied over a certain period of time. The Group estimated such usage period to be 90 days based on the historical usage pattern. The Group also determined that the users receive the benefits of the services evenly, thus the Group recognizes revenue on a straight-line method over the estimated usage period.

(iii)	Content—LINE Games and Applications

Content mainly consists of LINE Games developed by the third party or the Group and applications developed by the Group.

–	Games developed by third-party game developers

All games developed by third-party game developers are free to download from the LINE platform. End users may purchase in-game virtual items with cash or credit cards.

The Group enters into revenue sharing arrangements with the third-party game developers. The terms of such arrangements provide that when end users purchase in-game virtual items sold by the game developer via the LINE platform, the Group receives a fixed percentage of the net proceeds received from payment processing service providers.

With respect to the sale of in-game virtual items to end users, the Group has determined that the third-party game developer is the primary obligor for the game-related services, as the third-party game developers have the primary responsibility for creating the in-game virtual items which end users may purchase and use in the mobile games, and developing, maintaining and updating the mobile games.

The Group views the third-party game developers to be its customers, and the Group’s deliverables to its customers over the term of the game are: 1) channeling users to the mobile games, 2) providing payment processing services, and 3) providing server hosting services.

The Group determined that each deliverable was a separate unit of account and measured each selling price of channeling services, payment processing services and server hosting services based on the ratio of stand-alone selling price. The stand-alone selling price for the channeling services and server hosting services are estimated based on the cost-plus-margin pricing, taking into consideration other stand-alone terms and conditions, historical costs, and the industry profit margin range of our competitors. The Group also estimates the stand-alone selling price for the payment processing services based on the cost-plus-margin pricing, taking into consideration historical costs and the industry profit margin range of our competitors.

The Group’s performance obligations with respect to channeling services are fulfilled at the time that the in-game virtual item is purchased by an end user and accordingly, the revenues attributable to the channeling services are recognized at the time of purchase.

Game termination announcements are made by sending notifications to end users two months prior to game termination. Once the game termination announcement is made, in-game virtual items are no longer available for purchase, but the game is still available to end users for the remaining two-month period and the payment will be made three months after the purchase of the in-game virtual items. Accordingly, subsequent to the announcement of game termination, the Group is required to provide services for a total of three additional months; two additional months of hosting services, i.e. up until game termination, and three additional months of payment processing services, i.e. up until one month after game termination, as payment processing services are provided on a three-month time lag.

The Group’s performance obligations with respect to the hosting services and payment processing services are fulfilled each month as such services are provided, i.e. from game inception through game termination, and from game inception through one month subsequent to game termination, respectively. Accordingly, the revenues attributable to the hosting services and payment processing services are recognized on a straight-line basis over the service periods as described above. However, as the Group does not generate revenues subsequent to the announcement of game termination, the Group defers the revenue attributable to the post-termination-announcement performance obligations for hosting services and payment processing services from the amounts received in the first month of the arrangement, and recognizes such revenues over the two and three months, respectively, following the announcement of game termination.

The Group began providing third party games on its platform in 2012. As of December 31, 2018, the average life of third party games, which included both active and terminated third party games, was approximately 21 months.

–	Internally developed games and applications

Principal vs Agent

The Group also provides games and applications (“apps”) developed internally for end users, and considers itself the principal in providing the games or apps to end users. The Group’s primary responsibility is to develop, maintain and provide the games and apps, and in-game/in-app virtual items to end users.

Consumable and durable virtual items

All games and apps are free to download; however, in-game/in-app virtual items developed by the Group may be purchased with cash, credit cards or the Group’s virtual credits within the games/apps. The Group offers both consumable and durable virtual items in its internally developed games and apps.

Revenue recognition for consumable virtual items

The characteristics of consumable virtual items include virtual items that are consumed by end users’ specific actions and do not provide end users with any continuing benefits. The consumable virtual items offered by the Group is comparable to a service of standing ready and the performance obligation of the Group with respect to the consumable virtual items purchased by end users is to make the consumable virtual items available to the users for their use at any given time. The period from the time the end user first purchased the consumable virtual item until the user consumed the item is the performance obligation period; however, consumable virtual items offered by the Group are generally consumed upon purchase by end users. Accordingly, the Group recognizes revenues attributable to consumable virtual items upon sale.

Revenue recognition for durable virtual items

A durable virtual item represents an item that provides the end user with continuing benefits. The durable virtual items offered by the Group is comparable to a service of standing ready and the performance obligation of the Group with respect to the durable virtual items purchased by end users is to make the durable virtual items available to the users for their use at any given time. The period of benefit of a durable virtual item generally ends at the earliest of 1) an item ceasing to provide further benefits to an end user (i.e., the period of benefit is represented by the usage period of such item), 2) an item being removed from the game board or app, by specific in-app/in-game actions taken by an end user, or 3) an end user abandoning the game or app. Accordingly, the Group determines that revenue attributable to durable virtual items is recognized either a) on a straight-line basis over the estimated usage period, or b) when the Group cannot estimate the estimated usage period upfront, on a straight-line basis over the estimated average playing period of paying users adjusted for any virtual items removed from the game board or app.

(a)	Revenue recognition for the estimated usage period of the durable virtual items

The estimated usage period for durable virtual items is developed by taking into consideration historical data on purchase patterns and user usage behavior. For the years ended December 31, 2016, 2017 and 2018, the Group recognizes revenues through the estimated usage period for durable virtual items in one of the internally developed games. For the years ended December 31, 2016, 2017 and 2018, the usage periods were estimated to be a several days and the sales generated by such durable items were immaterial.

(b)	Revenue recognition for the durable virtual items which the estimated usage period cannot be estimated

(1)	Revenue recognition by estimating average playing period

The Group defines the playing period as the period from when a paying user first purchased virtual credits to when a paying user is deemed to have become inactive, i.e. when a paying user has not logged onto the game/app for two consecutive months. To estimate the average playing period for a paying user, the Group analyzes monthly cohorts composed of paying users who made their first purchase of virtual credits during such month. The Group tracks these monthly cohorts and analyzes the dates on which paying users within each cohort become inactive. Based on the actual data observed, the Group extrapolates the future declines in paying users to determine the ending point of a paying user’s life beyond the date for which observable data is available. The Group then uses the actual and extrapolated data to calculate the average playing period. The Group recognizes revenues arising from internally developed apps by using the estimated average playing periods. For the years ended December 31, 2016, 2017 and 2018, the estimated average playing periods ranged from approximately 8 months to 28 months, 2 months to 30 months and 15 months to 30 months, respectively.

(2)	Adjustment of the items removed from the game board or app

Revenue attributable to the durable virtual items removed from the game board or app is recognized by developing estimated removal rates, i.e. the rates at which durable virtual items are being removed from the game board or app by end users, and applying such rates to total sales generated from durable virtual items.

Recognition of revenue upon launching a new game or app

Upon launching a new game/app, the Group evaluates the nature of the virtual items, the behavior of end users with respect to such items and the availability of supporting data in determining the related revenue recognition policy. The Group may also consider other existing internally developed games/apps data and industry data in determining the related revenue recognition policy if insufficient history has been developed for such new game/app. In the situation where the Group does not have sufficient data to analyze user behavior, and cannot identify any similar games/apps to serve as references for the Group to reasonably estimate the life of the game/app, the Group defers all sales until such history is developed. Once sufficient history is developed, the Group assesses the estimations (such as the estimated usage period and the estimated average playing period for paying users), for durable virtual items quarterly on a game/app by game/app basis.

Estimated revenue for the year ended December 31, 2016

For the year ended December 31, 2016, the Group had one internally developed game for which it had insufficient data to reasonably estimate the average playing period until the beginning of Q2’ 2016. Accordingly, for the purpose of recognizing revenue for this game, the Group deferred all the revenue arising from sale of durable virtual items and only recognized revenue attributable to the consumable virtual items for the quarters ended March 31, 2016. Beginning of Q2’ 2016, the Group determine that it had sufficient history to reasonably estimate the average playing period for such game. Accordingly, the Group began recognizing revenues for durable virtual items which continued to be available to end users over the average playing period for this game.

Also, in Q3’ 2016, the Group launched an internally developed game for which it has insufficient data to reasonably estimate the average playing period until the end of Q4’ 2016. Accordingly, for the purpose of recognizing revenue for this game, the Group only recognized revenue attributable to the sale of consumable virtual items and deferred all the revenues from sale of durable virtual items.

Estimated revenue for the years ended December 31, 2017 and 2018

For the period ended December 31, 2017 and 2018, the Group recognized revenues for virtual items which continued to be available to end used over the average playing period for this game, as it has sufficient history to reasonably estimate the average playing period for all internally developed games.

Strategic business

LINE Friends

Revenues from LINE Friends primarily consist of the sales of LINE character merchandise. Revenue from the sale of goods is mainly recognized when customers obtain control over the goods, usually on delivery of the goods. Revenue from the sale of goods is measured at transaction price, adjusted for any discounts.

Significant financing components

There are no significant financing components (i.e. payment terms exceeding one year) within the services provided to customers by the Group.

(23)	Finance Income and Finance Costs

Finance income mainly comprises interest income from time deposits and held-to-maturity investments. Interest income is recognized as it accrues in profit or loss, using the effective interest method.

Finance costs comprise interest expense on corporate bonds and borrowings and unwinding of the discount on provisions. Borrowing costs that are not directly attributable to the acquisition, construction or production of a qualifying asset are recognized in profit or loss using the effective interest method.

(24)	Other Non-Operating Income and Expenses

For the year ended December 31, 2016 and 2017

Other non-operating income comprises dividend income, gains on the disposal of available-for-sale financial assets, and changes in the fair value of financial assets at fair value through profit or loss. Dividend income is recognized in profit or loss on the date that the Group’s right to receive payment is established.

Other non-operating expenses comprise changes in the fair value of financial assets at fair value through profit or loss, and impairment losses recognized on available-for-sale financial assets.

For the year ended December 31, 2018

Other non-operating income comprises dividend income, changes in the fair value of financial assets at fair value through profit or loss. Dividend income is recognized in profit or loss on the date that the Group’s right to receive payment is established.

Other non-operating expenses comprise changes in the fair value of financial assets at fair value through profit or loss.

(25)	Income Taxes

Income tax expenses comprise current and deferred tax. Current tax and deferred tax are recognized in profit or loss, except to the extent that they relate to a business combination, or items recognized directly in equity or in other comprehensive income.

(a)	Current tax

Current tax is the expected tax payable or receivable on the taxable profit or loss for the year, using tax rates enacted or substantively enacted at the end of the reporting period and any adjustment to tax payable in respect of previous years. The taxable profit is different from the accounting profit for the period since the taxable profit is calculated excluding temporary differences, which will be taxable or deductible in determining taxable profit (tax loss) of future periods, and non-taxable or non-deductible items from the accounting profit.

(b)	Deferred tax

Deferred tax is recognized using the asset-liability method in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. A deferred tax liability is recognized for all taxable temporary differences. A deferred tax asset is recognized for all deductible temporary differences, unused tax losses and unused tax credits to the extent that it is probable that taxable profit will be available against which they can be utilized. However, deferred tax is not recognized for the following temporary differences: taxable temporary differences arising on the initial recognition of goodwill, or the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting profit or loss nor taxable income.

The Group recognizes a deferred tax liability for all taxable temporary differences associated with investments in subsidiaries, associates and joint ventures, except to the extent that the Group is able to control the timing of the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future. The Group recognizes a deferred tax asset for all deductible temporary differences arising from investments in subsidiaries, associates and joint ventures, to the extent that it is probable that the temporary difference will reverse in the foreseeable future and taxable profit will be available against which the temporary difference can be utilized.

The carrying amount of a deferred tax asset is reviewed at the end of each reporting period and is reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow the benefit of part or all of that deferred tax asset to be utilized.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period when the asset is realized or the liability is settled, based on tax rates and tax laws that have been enacted or substantively enacted by the end of the reporting period. The measurement of deferred tax liabilities and deferred tax assets reflects the tax consequences that would follow, in a manner that the Group expects, at the end of the reporting period to recover or settle the carrying amount of its assets and liabilities.

Deferred tax assets and liabilities are offset only if there is a legally enforceable right to offset the related current tax liabilities and assets, and they relate to income taxes levied on the same taxable entity by the same tax authority.

(26)	Earnings per Share

The Group presents basic and diluted earnings per share (“EPS”) data for its common shares. Basic EPS is calculated by dividing the profit or loss attributable to the holders of common shares of the Company by the weighted average number of common shares outstanding during the year, adjusted for own shares held. Diluted EPS is determined by adjusting the profit or loss attributable to the holders of common shares and the weighted average number of common shares outstanding, adjusted for own shares held, for the effects of all dilutive potential common shares, such as stock options granted to directors and employees of the Group. Potential common shares are antidilutive when their conversion to common shares would increase earnings per share or decrease loss per share from continuing operations. The calculation of diluted earnings per share does not assume conversion, exercise, or other issue of potential common shares that would have an antidilutive effect on earnings per share.

(27)	Operating Segments

The Group identifies operating segments based on the internal report regularly reviewed by the Group’s Chief Operating Decision Maker to make decisions about resources to be allocated to segments and assess performance. An operating segment of the Group is a component for which discrete financial information is available. The Chief Operating Decision Maker has been identified as the Company’s board of directors.

(28)	Discontinued Operations and Non-current Assets Held for Sale

Discontinued operations are reported when a component of an entity comprising operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the entity is classified as held for sale or has been disposed of, if the component either (1) represents a separate major line of business or geographical area of operations and (2) is part of a single coordinated plan to dispose of a separate major line of business or geographical area of operations or (3) is a subsidiary acquired exclusively with a view to resale.

The Group determined to dispose its MixRadio business in February 2016. In the Consolidated Statements of Profit or Loss, (loss)/profit from the discontinued operations is reported separately from profit/(loss) from continuing operations; prior periods are presented on a comparable basis. The cash flows from discontinued operations are presented in Note 23 Discontinued Operations. References made to the Consolidated Statements of Profit or Loss, except for those noted in Note 23 Discontinued Operations, are related to continuing operations.

In the event that certain non-current assets and disposal groups whose carrying values will be recovered principally through a sale rather than through continuing use, such non-current assets and disposal groups are classified as held for sale. Non-current assets or disposal groups classified as held for sale or held for disposal are measured at the lower of their carrying amount or fair value less costs to sell, unless these items presented in the disposal group are not part of the measurement scope as defined in IFRS 5 Non-current Assets Held for Sale and Discontinued Operations.

(29)	Standards Issued but not yet Effective

The standards and interpretations that are issued but not yet effective as of December 31, 2018 are disclosed below. The standards and interpretations issued but not yet effective has not been adopted early by the Group.

–	IFRS 16 Leases

The IASB issued IFRS 16 Leases. IFRS 16 governs the accounting for leases and the related contractual rights and obligations. Lessees will no longer make a distinction between finance and operating leases as they have been required to do thus far under IAS17. At the commencement date of a lease, a lessee will recognize a liability to make lease payments (i.e., the lease liability) and an asset representing the right to use the underlying asset during the lease term (i.e., the right-of-use asset). Lessees will be required to separately recognize the interest expense on the lease liability and the depreciation expense on the right-of-use asset. Lessor accounting under IFRS 16 is substantially unchanged from today’s accounting under IAS 17. Lessors will continue to classify all leases using the same classification principle as in IAS 17 and distinguish between two types of leases: operating and finance leases. IFRS 16 also requires lessees and lessors to make more extensive disclosures than under IAS 17. The Group will adopt IFRS 16 for the annual reporting period beginning on January 1, 2019, which is the mandatory effective date. The Group intends to use simplified approach and does not plan to restate the amounts in the comparable reporting periods prior to adoption of IFRS 16. So far, the most significant impact identified is that the Group will recognize new right-of-use assets and lease liabilities for its operating leases of certain office space and stores. In addition, the nature of expenses related to those leases will change as a lease expenses shall be recognized with depreciation charge for the right-of-use asset and interest paid on the lease liability under IFRS 16, replaced from the straight-line operating expense with IAS 17.

On the reporting date, the Group expected to recognize the right-of-use assets and lease liabilities approximately 52 billion yen as of January 1, 2019 due to the adoption of IFRS 16. The operating lease expenses are expected to decrease by approximately 10 billion yen, and total in depreciation expenses of the right-of-use assets and interest expenses on lease liabilities are expected to increase by approximately 10 billion yen. As of the reporting date, the Group bears commitments of 58,688 million yen for non-cancellable operating leases (refer to Note 17 Lease-Group as Lessee). Due to the adoption od IFRS 16, cash flows from operating activities are expected to increase by approximately 10 billion yen and cash flows from financing activities are expected to decrease by approximately 10 billion, compared to those under IAS 17, due to the principal payment of lease liabilities being classified to the cash flows from financing activities.

(30)	New and Amended Standards and Interpretations

The impacts of the adoption of new and revised IFRSs issued by the IASB that are mandatorily effective for an annual period beginning on or after January 1, 2018 on the Group’s annual consolidated financial statements as of December 31, 2016 and 2017, and for the years ended December 31, 2016, 2017 and 2018. are as follows.

Standards that are effective for annual period beginning on or after January 1, 2018:

1.	IFRS15 Revenue from Contracts with Customers

The IASB issued IFRS 15 Revenue from Contracts with Customers. IFRS 15 establishes a five-step model that will apply to all revenue arising from contracts with customers, regardless of the type of transaction or industry, with limited exceptions.

The Group recognizes revenue associated with communication and content sale as well as advertising services by reference to the stage of completion. The Group has concluded that the previous methods of revenue recognition and measurement are in accordance with IFRS 15, with the exception of the following services.

The Group has adopted IFRS 15 from the fiscal year 2018. The Group has used the modified retrospective method which is to record cumulative amount of the impact at the beginning balance of the retained earnings upon adoption.

(1)	LINE Stickers, Creator Stickers and Emoji (collectively, “The Stickers”)

Under the new standard, the timing of revenue recognition changed whereby revenue is recognized over an estimated usage period on a straight-line basis. Under the previous method, the Group recognized revenue on an accelerated basis which weighted revenue recognition towards the earlier part of the period to reflect the usage pattern of Stickers by users.

Under the previous standard, the Group determined that the measuring method which best depicts the progress towards satisfaction of performance based on a contract was the users’ usage pattern of Stickers which represented the consumption of the user’s benefits, and recognized revenue during the earlier part of the estimated usage period.

On the other hand, the concept of a service of standing ready is clarified under IFRS 15. IFRS 15 clarified the service of standing ready as to provide services or to make services available to the users for their use as and when the users decide. The Group determines that Stickers which the Group provides to its users are similar to the concept of a service of standing ready. The performance obligation of the Group to the customers which are the users who purchased the Stickers is to make them available to the users for their use at any given time. Accordingly, the users receive the benefit of the services and consume such services as the Group makes the Stickers available to the users for their use. Therefore, the Group determines that its performance obligation is evenly fulfilled throughout a certain period of time.

As the Group determines that the end users receive the benefit of the services evenly throughout the estimated usage period of the Stickers, the Group assessed that the straight-line method over an estimated usage period is the best method to measure the progress towards complete satisfaction of the performance obligation. As a result, compared to the previous method, the amount of revenue recognized by the Group increased by 168 million yen, and the profit from operating activities increased by 162 million yen for the year ended December 31, 2018.

(2)	LINE Sponsored Stickers

Under the new standard, the timing of revenue recognition changed whereby revenue is recognized over an estimated usage period on a straight-line basis. Under the previous method, the Group recognized revenue on an accelerated basis which weighted revenue recognition towards the earlier part of the period to reflect the usage pattern of Stickers by users.

Under the previous standard, the Group determined that the measuring method which best depicts the progress towards satisfaction of performance based on a contract was the users’ usage pattern of Sponsored Stickers which represent its progress of rendering the services to the users, and recognized revenue based on the users’ usage pattern of Sponsored Stickers which was weighted towards the earlier part of the period.

On the other hand, under IFRS 15, the definition of a “customer” is clarified and it is defined as “a party that has contracted with an entity to obtain goods or services that are an output of the entity’s ordinary activities in exchange for consideration.” Also, the contract with “customers” is within the scope of IFRS 15, and IFRS 15 requires to measure progress based on the method which reflects the satisfaction of performance obligations to customers for all contracts with customers.

In the LINE Sponsored Stickers contract, only an advertiser is obligated to pay consideration for Sponsored Stickers service to the Group, and the users who use Sponsored Stickers do not pay any consideration to the Group directly or indirectly. Therefore, the Group determines the advertisers as “customers.” The performance obligation of the Group to the advertisers is to make the Sponsored Stickers available to the users for their use at any given time over a contract period. Accordingly, the Group has assessed that a straight-line method over a contract period is the best method for measuring its progress towards complete satisfaction of the performance obligation. As a result, compared to the previous method, the amount of revenue recognized by the Group increased by 304 million yen, and the profit from operating activities increased by 250 million yen for the year ended December 31, 2018.

(3)	LINE Point Ads

Previously, the Group recognized the LINE points granted to users through the LINE Point Ads at fair value as advances received. Under the new standard, in addition to the revenue recognized, the Group accrues the cost incurred when the LINE Points granted are consumed by users.

Under the previous standard, revenue attributable to LINE Points granted were measured at fair value of the LINE Point in accordance with IFRIC 13 even if such points granted through LINE Point Ads were granted to users rather than the Group’s customers as the Group received the consideration. The unused LINE Points are recognized as advances received.

On the other hand, IFRS 15 clearly defines a “customer” as mentioned above. Upon the adoption of IFRS 15, the Group identifies its advertisers as customers for its LINE Point Ads service as the considerations are only provided by the advertisers and there is no other consideration provided directly or indirectly by the users which LINE Point Ads are granted to. For this situation, the Group considers its performance obligation in its contract with its customers (i.e. the advertiser), as its advertisement services which includes issuing LINE Points to users who have taken specific actions agreed with advertisers since the Group does not have any obligations toward the advertisers to manage LINE Points or to provide users other services in exchange for the LINE Points. As a result, the Group recognizes revenue at the time LINE Points are issued to users as the Group’s performance obligation towards the advertisers is satisfied upon issuance of LINE points. For the LINE points granted without charge to the users, the Group recognizes the expenses as provisions at the same time as LINE points are issued. As a result, compared to the previous method, the amount of revenue recognized by the Group increased by 84 million yen, and the profit from operating activities decreased by 218 million yen for the year ended December 31, 2018.

(4)	Presentation of advertisements

For advertising services such as LINE Official Account, an advertising agency may be involved to provide, on behalf of the Group, services to customers such as formatting advertisement publication to comply with the Group’s specification or standards of advertisement publication. In such transaction, the Group earns the consideration received from customers excluding the share of advertising agencies.

Under the previous standard, the share attributable to the advertising agency was identified as an individually identifiable element and the Group recognized revenue excluding such shares from the total consideration received from customers as the Group earned a certain portion of the consideration received, and did not directly provide the service nor they bare credit risk of the shares of the advertising agency.

On the other hand, IFRS 15 reconfigure the evaluation of whether an entity is a principal or an agent based on the identification of performance obligations and transfer of control for services. Specifically, the guidance states that “an entity is a principal if it controls the specified goods or service before that good or service is transferred to a customer” and further enhances the guidance and related interpretations related to whether the entity controls the rights to goods or services provided by other parties. This includes situations where the entity has the ability to direct other parties to perform services to the customer on the entity’s behalf. Since the services provided by the advertising agencies such as formatting advertisement publications are provided to customers based on the Group’s specifications or standards for advertisement publications, the Group determined that the Group controls the services provided by the advertising agencies and thus the Group is deemed as the principal. Due to the factors above, the Group changed the method of revenue recognition to recognize the total consideration received from the customer, including the services provided by the advertising agencies. As a result, compared to the previous method, the amount of revenue recognized by the Group increased by 8,837 million yen for the year ended December 31, 2018.

Moreover, in accordance with IFRS 15, the Group recognizes costs of contract which consist of consideration payable to the advertising agency as an asset and such costs are expensed as the related revenues are recognized. If the advertising contract is renewed at the end of the original term, consideration payable to the advertising agency will be incurred again, and such costs will be expensed during the period that related revenue of the advertising contract is recognized. Therefore, compared to the previous method, the sales commission expenses increased by 8,837 million yen for the year ended December 31, 2018. However, as sales commission expenses increased by the same amount as the revenues, there is no impact on the profit from operating activities.

As a result, the opening balance of accumulated deficit is adjusted as follows.

(In millions of yen)
January 1, 2018
Stickers	(967)
LINE Sponsored Stickers	(760)
LINE Point Ads	667
Other	(63)

Total	(1,123)

The adjustments made to line items presented on the financial statements due to the change from IAS 18 Revenue and other standards applied previously (collectively, the IAS 18 and other) to IFRS 15 are as follows. Reclassifications are made to reflect the terms used under IFRS 15. Certain amounts previously presented in trade and other receivables related to advertising services are reclassified into contract assets, while certain amounts previously presented in advances received arising from such as LINE Points and in deferred revenue associated with the Stickers or advertising services are reclassified into other financial liabilities, current and contract liabilities.

(In millions of yen)
	January 1, 2018 (under IAS 18 and other)	Reclassification	Remeasurement	January 1, 2018 (under IFRS 15)
Trade and other receivables	42,892	(437)	(792)	41,663
Contract assets	—	437	—	437
Other current assets	7,438	—	1,052	8,490
Deferred tax assets	16,492	—	384	16,876
Other financial liabilities, current	28,003	4,633	—	32,636
Contract liabilities	—	22,588	1,391	23,979
Advances received	17,975	(17,975)	—	—
Deferred revenue	9,246	(9,246)	—	—
Provisions, current	991	—	472	1,463
Accumulated deficit	(4,294)	—	(1,123)	(5,417)
Accumulated other comprehensive income	7,440	—	(8)	7,432
Non-controlling interests	4,902	—	(89)	4,813

(In millions of yen)
	December 31, 2018 (under IAS 18 and other)	Reclassification	Remeasurement	December 31, 2018 (under IFRS 15)
Trade and other receivables	38,772	(339)	(789)	37,644
Contract assets	—	339	—	339
Other current assets	8,464	—	1,287	9,751
Deferred tax assets	16,746	—	361	17,107
Other financial liabilities, current	30,364	6,362	—	36,726
Contract liabilities	—	23,539	1,098	24,637
Advances received	20,575	(20,575)	—	—
Deferred revenue	9,326	(9,326)	—	—
Provisions, current	1,814	—	767	2,581
Accumulated deficit	(4,543)	—	(1,013)	(5,556)
Accumulated other comprehensive income	(2,018)	—	5	(2,013)
Non-controlling interests	9,596	—	2	9,598

	(In millions of yen)

	2018 (under IAS 18 and other)	Reclassification	Remeasurement	2018 (under IFRS 15)
Revenue and other operating income
Revenues	197,789	—	9,393	207,182
Other operating income	28,099	—	—	28,099

Revenue and other operating income total	225,888	—	9,393	235,281

Operating expenses
Payment processing and licensing expenses	(30,811)	—	(12)	(30,823)
Sales commission expenses	(7,068)	—	(8,892)	(15,960)
Employee compensation expenses	(57,493)	—	—	(57,493)
Marketing expenses	(20,311)	—	—	(20,311)
Infrastructure and communication expenses	(10,483)	—	—	(10,483)
Outsourcing and other service expenses	(31,825)	—	—	(31,825)
Depreciation and amortization expenses	(11,135)	—	—	(11,135)
Other operating expenses	(40,846)	—	(295)	(41,141)

Operating expenses total	(209,972)	—	(9,199)	(219,171)

Profit from operating activities	15,916	—	194	16,110

Profit before tax from continuing operations	3,160	—	194	3,354
Income tax expenses	(9,463)	—	(59)	(9,522)

Loss for the year from continuing operations	(6,303)	—	135	(6,168)

Loss for the year	(5,927)	—	135	(5,792)

Attributable to:
The shareholders of the Company	(3,852)	—	134	(3,718)
Non-controlling interests	(2,075)	—	1	(2,074)

				(In yen)
Earnings per share
Basic (loss)/profit for the year attributable to the shareholders of the Company	(16.19)	—	0.57	(15.62)
Diluted (loss)/ profit for the year attributable to the shareholders of the Company	(16.19)	—	0.57	(15.62)
Earnings per share from continuing operations
Basic (loss)/ profit from continuing operations attributable to the shareholders of the Company	(17.77)	—	0.57	(17.20)
Diluted (loss)/profit from continuing operations attributable to the shareholders of the Company	(17.77)	—	0.57	(17.20)

Under the previous standard, the Group recognized considerations received from advertisers as advertising revenue after subtracting the share of advertising agencies. However, under IFRS 15, the Group recognizes such revenue by the gross recognition where the Group recognizes considerations received from advertisers including the portion for the services provided by the advertising agencies. As a result, the amount of expenses which were to be paid to the advertising agencies increased and became material. Therefore, the “sales commission expenses” which were included in the “authentication and other service expenses” in prior years are presented as a separate line item in the Consolidated Financial Statement of Profit or Loss. As the materiality of authentication expenses decreased, remaining “authentication and other service expenses” is now presented as “outsourcing and other service expenses”. The change was also applied to the Consolidated Financial Statement of Profit or Loss for the year ended December 31, 2016 and 2017.

2.	IFRS 9 Financial Instruments

The IASB issued the final version of IFRS 9 Financial Instruments which sets out the requirements for recognizing and measuring financial assets, financial liabilities and some contracts to buy or sell non-financial items to replace IAS 39 Financial Instruments: Recognition and Measurement. IFRS 9 is the new standard for the financial reporting of financial instruments that is principles-based and brings together the classification and measurement, impairment and hedge accounting phases of the IASB’s project. IFRS 9 is built on a single classification and measurement approach for financial instruments that reflects the business model in which they are managed and their cash flow characteristics including new impairment requirements that are based on a more forward-looking expected credit loss model that will result in more timely recognition of credit losses and is a single model that is applicable to all financial instruments subject to impairment accounting. The Group has applied the following accounting policies in accordance with IFRS 9 commencing on January 1, 2018.

The Group has applied IFRS 9 retrospectively and has determined not to restate the comparative information for the periods prior to 2018. As a result, the comparative information is prepared based on the Group’s pervious accounting policies. The previous accounting policy is provided in the end Note 3. On January 1, 2018, the Group has assessed which business models to apply to its financial assets and liabilities and classified such financial assets and liabilities in to appropriate classification under IFRS 9. The impacts of these classifications are as follows.

		(In millions of yen)
			Balance as of January 1, 2018 under IFRS 9
	Notes	Balance at January 1, 2018 under IAS 39	Financial assets/liabilities at fair value through profit or loss	Financial assets/liabilities at FVOCI	Financial assets/liabilities at amortized cost	Total financial assets/liabilities
Financial assets
Trade and other receivables
Loans and receivables	3	42,892	—	—	42,892	42,892

Total		42,892	—	—	42,892	42,892

Other financial assets, current
Loans and receivables
Time deposits	3	12,002	—	—	12,002	12,002
Short-term loans	3	206	—	—	206	206
Corporate bonds and other debt instruments	4	849	—	852	—	852
Available-for-sale financial assets		6	—	6	—	6
Office security deposits		195	—	—	195	195

Total		13,258	—	858	12,403	13,261

Other financial assets, non-current
Held-to-maturity investments	6	280	—	—	280	280
Loans and receivables
Corporate bonds and other debt instruments	4, 5	7,986	28	7,997	—	8,025
Guarantee deposits	3	726	—	—	726	726
Office security deposits	3	5,709	—	—	5,709	5,709
Financial assets at fair value through profit or loss
Conversion right and redemption right of preferred stock		1,862	1,862	—	—	1,862
Available-for-sale financial assets	1, 2	15,388	5,262	10,126	—	15,388
Other		133	—	44	89	133

Total		32,084	7,152	18,167	6,804	32,123

		Impacts by adoption of IFRS 9
	Notes	Fair value measurement at January 1, 2018	Provision at January 1, 2018	Total impacts
Financial assets
Trade and other receivables
Loans and receivables	3	—	—	—

Total		—	—	—

Other financial assets, current
Loans and receivables
Time deposits	3	—	—	—
Short-term loans	3	—	—	—
Corporate bonds and other debt instruments	4	6	(3)	3
Available-for-sale financial assets		—	—	—
Office security deposits		—	—	—

Total		6	(3)	3

Other financial assets, non-current
Held-to-maturity investments	6	—	—	—
Loans and receivables
Corporate bonds and other debt instruments	4, 5	52	(13)	39
Guarantee deposits	3	—	—	—
Office security deposits	3	—	—	—
Financial assets at fair value through profit or loss
Conversion right and redemption right of preferred stock		—	—	—
Available-for-sale financial assets	1, 2	—	—	—
Other		—	—	—

Total		52	(13)	39

(In millions of yen)

			Balance as of January 1, 2018 under IFRS 9
	Notes	Balance at January 1, 2018 under IAS 39	Financial assets/liabilities at fair value through profit or loss	Financial assets/liabilities at FVOCI	Financial assets/liabilities at amortized cost	Total financial assets/liabilities
Financial liabilities
Trade and other payables
Financial liabilities measured at amortized cost	3	28,810	—	—	28,810	28,810

Total		28,810	—	—	28,810	28,810

Other financial liabilities, current
Financial liabilities measured at amortized cost
Deposits received		5,730	—	—	5,730	5,730
Short-term borrowings		22,224	—	—	22,224	22,224
Others		49	—	—	49	49

Total		28,003	—	—	28,003	28,003

Other financial liabilities non-current
Financial liabilities measured at amortized cost
Office security deposits received under sublease agreement		23	—	—	23	23
Others		93	—	—	93	93
Financial liabilities at fair value through profit or loss
Put option liabilities		486	486	—	—	486

Total		602	486	—	116	602

Impacts by adoption of IFRS 9
	Notes	Fair value measurement at January 1, 2018	Provision at January 1, 2018	Total impacts
Financial liabilities
Trade and other payables
Financial liabilities measured at amortized cost	3	—	—	—

Total		—	—	—

Other financial liabilities, current
Financial liabilities measured at amortized cost
Deposits received		—	—	—
Short-term borrowings		—	—	—
Others		—	—	—

Total		—	—	—

Other financial liabilities non-current
Financial liabilities measured at amortized cost
Office security deposits received under sublease agreement		—	—	—
Others		—	—	—
Financial liabilities at fair value through profit or loss
Put option liabilities		—	—	—

Total		—	—	—

Following are the impacts on accumulated deficit and accumulated other comprehensive income by classification and measurement of financial assets at January 1, 2018.

			(In millions of yen)
	Notes	Accumulated deficit	Accumulated other comprehensive income-Financial assets at FVOCI
Balance of accumulated deficit and accumulated OCI as of January 1, 2018 under IAS 39		(4,294)	3,928
Reclassification from available-for-sale financial assets to financial assets at fair value through profit or loss	1	316	(316)
Transfer of impairment losses arising from reclassification of available-for-sale financial assets to financial assets at FVOCI and recognized previously in profit or loss	2	1,000	(1,000)
Fair value measurement of financial assets classified from loans and receivables to financial assets at FVOCI as of January 1, 2018	4	—	42
Increase in provision for debt instruments at FVOCI	4	(16)	16

Adjustment to shareholders’ equity from adoption of IFRS 9		1,300	(1,258)

Balance of accumulated deficit and accumulated OCI as of January 1, 2018 under IFRS 9		(2,994)	2,670

(1)	Reclassification from available-for-sale financial assets to financial assets at fair value through profit or loss

The investments in private equity investment funds of 2,966 million yen and redeemable preferred stocks of unlisted companies of 2,296 million yen as of January 1, 2018, were reclassified from available-for-sale financial assets to financial assets at fair value through profit or loss as the cash flows from these investments did not represent solely payments of principal and interest on the principal amount outstanding. Also, cumulative loss and its tax effects through fair value measurements of 259 million yen were reclassified from accumulated other comprehensive income to accumulated deficit.

(2)	Reclassification from available-for-sale financial assets to equity instruments at FVOCI

The investments in listed equity securities and private equity and other financial instruments of 9,728 million yen, as of January 1, 2018, were reclassified from available-for-sale financial assets to equity instruments at FVOCI as the Group has made an irrevocable election to measure such investments at FVOCI. Also, related cumulative impairment loss and its tax effects of 1,000 million yen were reclassified from accumulated deficit to accumulated other comprehensive income.

The investments in corporate bonds of 402 million yen, and investments in partnerships of 2 million yen as of January 1, 2018 were reclassified as the cash flows from these investments solely represents payments of principal and interest on the principal amount outstanding. As based on the Group’s business model, such financial assets are held for the purpose of collecting contractual cash flows as well as selling the financial assets for profit, such financial assets were reclassified from available-for-sale financial assets to equity instruments at FVOCI.

(3)	Reclassification from loans and receivables to financial assets at measured at amortized cost

Time deposits of 12,002 million yen, loans of 206 million yen, guarantee deposits of 726 million yen and office security deposits of 5,709 million yen as of January 1, 2018 were reclassified from loans and receivables to financial assets at amortized cost as the cash flows from these assets represent solely payments of principal and interest on the principal amount outstanding and as the Group’s business model is achieved by collecting contractual cash flows. There was no impact from this reclassification on retained earnings and other comprehensive income as of January 1, 2018. Also, the amount of expected credit losses arising from those financial assets as of January 1, 2018, were deemed immaterial.

(4)	Reclassification from loans and receivables to debt instruments at FVOCI

Corporate bonds of 8,807 million yen as of January 1, 2018 were reclassified from loans and receivables to debt instruments at FVOCI as the cash flows from these assets represent solely payments of principal and interest on the principal amount outstanding and as the Group’s business model is achieved by both collecting contractual cash flows and selling of these financial assets for profit. Fair value gains and related tax effects of 42 million yen measured at January 1, 2018, were adjusted to the accumulated other comprehensive income. Also, expected credit losses of 16 million yen measured at January 1, 2018 were recognized as a loss allowance provision and adjusted to accumulated other comprehensive income. The Group estimates a loss allowance based on 12 months expected credit losses on debt instruments which are measured at FVOCI as the Group has judged that the risks for such investments are low.

(5)	Reclassification from loans and receivables to financial assets at fair value through profit or loss

A convertible bond of 28 million yen as of January 1, 2018, was reclassified from loans and receivables to financial assets at fair value through profit or loss as the cash flow did not represent solely payments of principal and interest on the principal amount outstanding. There was no effect to accumulated deficit and accumulated other comprehensive income at January 1, 2018, due to the reclassification.

(6)	Reclassification from held-to-maturity financial assets to financial assets at measured at amortized cost

Japanese government bonds of 280 million yen as of January 1, 2018, were reclassified from loans and receivables to financial assets at amortized cost as the cash flows from these financial assets represent solely payments of principal and interest on the principal amount outstanding and as the Group’s business model is achieved by collecting contractual cash flows. There was no impact from this reclassification on retained earnings and accumulated other comprehensive income as of January 1, 2018.The amount of expected credit losses arising from those financial assets as of January 1, 2018, were deemed immaterial.

Significant accounting policies prior to adopt IFRS 9 was as follows:

(1)	Financial assets

The Group classifies and measures financial assets based on the following four categories: financial assets at fair value through profit or loss; held-to-maturity investments; loans and receivables; and available-for-sale financial assets. The Group recognizes financial assets in the Consolidated Statements of Financial Position when the Group becomes a party to the contractual provisions of the instrument.

Upon initial recognition, financial assets are measured at their fair value plus, in the case of a financial asset not measured at fair value through profit or loss, transaction costs that are directly attributable to the asset’s acquisition. Regular way purchases or sales of financial assets, i.e. purchases or sales under a contract whose terms require delivery of the asset within the time frame established generally by regulation or convention in the marketplace concerned, are accounted for at the trade date.

(a)	Financial assets at fair value through profit or loss

Financial assets are classified as financial assets at fair value through profit or loss if they are held for trading. Upon initial recognition, transaction costs are recognized in profit or loss when incurred. Financial assets at fair value through profit or loss are measured at fair value, and changes therein are recognized in profit or loss.

(b)	Held-to-maturity investments

Financial assets with fixed or determinable payments and fixed maturities, for which the Group has the positive intention and ability to hold to maturity, are classified as held-to-maturity investments. Subsequent to initial recognition, held-to-maturity investments are measured at amortized cost using the effective interest method.

(c)	Loans and receivables

Loans and receivables are financial assets with fixed or determinable payments. Subsequent to initial recognition, loans and receivables are measured at amortized cost using the effective interest method, except for loans and receivables for which the effect of discounting is immaterial.

(d)	Available-for-sale financial assets

Available-for-sale financial assets are those financial assets that are not classified as financial assets at fair value through profit or loss, held-to-maturity investments or loans and receivables. Subsequent to initial recognition, they are measured at fair value, and any changes in fair value, net of any tax effect, are recorded in other comprehensive income in equity. When a financial asset is derecognized or impairment losses are recognized, the cumulative gain or loss previously recognized in other comprehensive income is reclassified from equity to profit or loss.

Dividends on an available-for-sale equity instrument are recognized in profit or loss when the Group’s right to receive payment is established.

(e)	Derivative financial instruments

The Group may use derivative financial instruments, such as exchange forward contracts, to hedge its foreign exchange risk. Such derivative financial instruments are initially recognized at fair value on the date on which a derivative contract is entered into and are subsequently re-measured at fair value. Any gains or losses arising from changes in the fair value of derivatives are recognized in profit or loss. Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative.

Derivative financial instruments embedded in non-derivative host contracts are bifurcated and accounted for as separate derivatives when they meet the definition of a derivative, the economic characteristics and risks of the embedded derivatives are not closely related to those of the host contracts, and the contracts are not measured at fair value through profit or loss.

(f)	Derecognition of a financial asset

The Group derecognizes a financial asset when the contractual rights to the cash flows from the asset expire, or it transfers the rights to receive the contractual cash flows on the financial asset in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred. Any interest in transferred financial assets that is created or retained by the Group is recognized as a separate asset or liability.

If the Group retains substantially all the risks and rewards of ownership of the transferred financial assets, the Group continues to recognize the transferred financial assets and recognizes financial liabilities for the consideration received.

(2)	Financial Liabilities

The Group recognizes financial liabilities in the Consolidated Statements of Financial Position when the Group becomes a party to the contractual provisions of the financial liability. At the date of initial recognition, financial liabilities are measured at fair value, net of transaction costs. Subsequent to initial recognition, financial liabilities are measured at amortized cost using the effective interest method.

(3)	Impairment of Financial Assets

A financial asset not carried at fair value through profit or loss is assessed at each reporting date to determine whether there is objective evidence that it is impaired. A financial asset is impaired if objective evidence indicates that a loss event has occurred after the initial recognition of the asset, and that the loss event had a negative effect on the estimated future cash flows of that asset that can be estimated reliably. However, losses expected as a result of future events, regardless of likelihood, are not recognized.

Objective evidence that financial assets, including equity securities, are impaired can include significant financial distress of issuers of financial assets or debtors, default or delinquency by a debtor, restructuring of an amount due to the Group on terms that the Group would not consider otherwise, indications that a debtor or issuer will enter bankruptcy, the disappearance of an active market for a security, or the existence of observable data that shows the negative effect on expected future cash flows of the group of financial assets after the initial recognition can be reliably estimated, though the decrease in expected future cash flows of individual financial assets cannot be reliably estimated.

In addition, for an investment in an equity security classified as an available-for-sale financial asset, a significant or prolonged decline in its fair value below its cost is objective evidence of impairment.

If financial assets have objective evidence that they are impaired, impairment losses should be measured and recognized.

(a)	Financial assets measured at amortized cost

An impairment loss in respect of a financial asset measured at amortized cost is calculated as the difference between its carrying amount and the present value of its estimated future cash flows discounted at the asset’s original effective interest rate. If it is not practicable to obtain the instrument’s estimated future cash flows, impairment losses are measured by using prices from any observable current market transactions. The Group can recognize impairment losses directly or establish a provision to cover impairment losses. If, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized, the previously recognized impairment loss is reversed by adjusting an allowance account. Financial assets are directly written off when there is no realistic prospect of future recovery.

(b)	Available-for-sale financial assets

While other evidence and indicators are taken into consideration, generally, when the fair value of an available-for-sale financial asset is below the acquisition cost consistently for a period of six months or more, or, if the fair value of the available-for-sale financial assets is 20% below its acquisition cost, impairment losses are assessed for such financial asset. When a decline in the fair value of an available-for-sale financial asset has been recognized in other comprehensive income and there is objective evidence that the asset is impaired, the cumulative loss that had been recognized in other comprehensive income is reclassified from equity to profit or loss as a reclassification adjustment even though the financial asset has not been derecognized. Impairment losses recognized in profit or loss for an investment in an equity instrument classified as available-for-sale are not reversed through profit or loss. If, in a subsequent period, the fair value of a debt instrument classified as available-for-sale increases and the increase can be objectively related to an event occurring after the impairment loss was recognized in gain or loss, the impairment loss is reversed, with the amount of the reversal recognized in profit or loss.